UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 30, 2023

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert Todd Reynold resigned as Chief Risk Officer of Ameri Metro Inc. (the “Company”), effective June 30, 2023 and will continue in other positions within the firm. Mr. Reynold served as Chief Risk Officer since July 2014. Prior to such resignation, the Company had no disagreements with Mr. Reynold regarding the reporting or operations of the Company.

Effective June 30, 2023 Mr. Chris J. Quick, CPA, CFF was named Chief Risk Officer of the Company.

Since its founding in 2016, Mr. Quick has been the Chief Operating Officer of Quick Group, LLC, an investigative, forensic accounting, and security consulting firm based in South Carolina. Mr. Quick and Quick Group has provided and conducted extensive financial, accounting, and due diligence investigations in civil and criminal matters to include corporate and financial institutional fraud. Prior to Quick Group, Mr. Quick had a 26-year career with the Federal Bureau of Investigation (FBI) as a Special Agent conducting investigations ranging from securities, investment, corporate accounting, bank, insurance, and healthcare fraud cases and money laundering investigations. Prior to the FBI, he was a Special Agent with the Internal Revenue Service-Criminal Investigation Division in Miami, Florida where he investigated tax evasion and money laundering crimes.

Prior to the IRS, he provided tax, audit, and consulting services as a public accountant with BKD LLP, CPA’s & Advisors in St. Louis, Missouri.

Quick is a licensed Certified Public Accountant (CPA) (Missouri) and Certified in Financial Forensics (CFF). He obtained his accounting degree from Arkansas State University in 1983.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	None
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 30, 2023

Ameri Metro, Inc.

/s/ Shah Mathias

By:	Shah Mathias
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	None
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)